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                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT is dated for reference March 5, 2005.


BETWEEN:         LINDA SMITH, acting as Agent ("Vendor Agent") for those Selling
                  Shareholders listed in Exhibit A attached hereto (the "Selling Shareholders")

                  ZENO INC., a company incorporated pursuant to the laws of Nevada with its principal offices located at 220 Decourcy Drive, Gabriola Island, BC, Canada, V0R 1X1 (the "Company");

                                                              OF THE FIRST PART

AND: ACROPOLIS INVESTMENT HOLDINGS, LLC a company incorporated pursuant to the laws of the State of Colorado with an office located at 7400 E Orchard Rd Suite 290, Greenwood Village, CO 80111, acting as Agent for those Purchasing Shareholders listed in Exhibit B attached hereto (the "Purchasers");

                                                             OF THE SECOND PART
AND:

                  GREGORY S. YANKE LAW CORPORATION, a company incorporated pursuant to the laws of British Columbia with an office located at 675 West Hastings Street, Suite 200, Vancouver, British Columbia, V6B 1N2 (the "Trustee");

                                                              OF THE THIRD PART

W H E R E A S:

A. The Selling Shareholders are the beneficial owners of 4,000,000 restricted shares of common stock (collectively, the "Shares") in the capital of ZENO INC. (the "Company"), a United States reporting company incorporated pursuant to the laws of Nevada whose shares are quoted for trading on the OTC Bulletin Board quotation system (trading symbol "ZNNO"); and

B. The Purchasing Shareholders have agreed to purchase and the Vendors have agreed to sell a right to the restricted shares, title and interest the Vendors have to the Shares, subject to the terms of this Agreement.

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         NOW THEREFORE THIS AGREEMENT  WITNESSETH that in  consideration  of the mutual  covenants and provisos  herein  contained,  THE PARTIES  HERETO AGREE AS
FOLLOWS:

         1.       COMPANY'S REPRESENTATIONS

                  The  Company   represents   and  warrants  to  the  Purchasing
Shareholders now and at Closing (as defined below) that:

(a) Organization and Good Standing. The Company is -------------------------------- currently a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and the business that the Purchasers intend for the Company. The Articles of Incorporation of the Company and all amendments thereto as presently in effect, certified by the Secretary of State of Nevada and the Bylaws of the Company as presently in effect, certified by the President and Secretary of the Company, have been delivered to Purchasers and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

(b) Capitalization. The Company's authorized capital stock consists of -------------- 75,000,000 shares of par value $0.001 per share Common stock (defined above as the "Company Common Stock"), 5,971,000 of which are issued and outstanding as of the date of this Agreement and held of record by 34 shareholders. 1,971,000 shares of the Company Common Stock are freely tradeable and unrestricted while the remaining 4,000,000 shares are deemed to have resale restrictions. There are no authorized and/or outstanding options and warrants applicable to the Company Common Stock. No other equity securities or debt obligations of the Company are authorized, issued or outstanding and as of the Closing, there will be no other outstanding options, warrants, agreements, contracts, calls, commitments or demands of any character, preemptive or otherwise, other than this Agreement, relating to any of the Company Common Stock, and there will be no outstanding security of any kind convertible into the Company Common Stock. Except for 4,000,000 shares which are subject to Rule 144 resale restrictions, the shares of the Company Common Stock are free and clear of all liens, charges, claims, pledges, restrictions and encumbrances whatsoever of any kind or nature that would inhibit, prevent or otherwise interfere with the transactions contemplated hereby. All of the outstanding Company Common Stock is validly issued, fully paid and nonassessable and there are no voting trust agreements or other contracts, agreements or arrangements restricting or affecting voting or dividend rights or transferability with respect to the outstanding shares of the Company Common Stock.


(c) No Violation. Neither the execution and delivery of this Agreement nor the ------------ consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will:

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                           (i)      violate  or  conflict  with,  or result in a
                                    breach of any provisions of, or constitute a
                                    default (or an event  which,  with notice or
                                    lapse of time or both,  would  constitute  a
                                    default) under, any of the terms, conditions
                                    or    provisions    of   the   Articles   of
                                    Incorporation  or Bylaws of the  Company  or
                                    any note, bond, mortgage, indenture, deed of
                                    trust,    license,    agreement   or   other
                                    instrument to which the Company is a party, or by which it or its properties or assets may be bound or affected; or

                           (ii)     violate  any  order,  writ,   injunction  or
                                    decree, or any statute, rule, permit, or regulation applicable to the Company or any of its shareholders, properties or assets.

(d)  Subsidiaries. The Company has no subsidiaries and no investments, directly
     --------------
     or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

(e) SEC Documents; Company Financial Statements. The Company has furnished or made available --------------------------------------------- to Purchasers
     true and complete copies of all reports or registration statements filed by it with the Securities and Exchange Commission (the "SEC") all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Company Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) and present fairly the consolidated financial position of the Company at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments).

(f) Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending, or as to which the Company has received any notice of assertion against the Company, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement. There are no outstanding judgments of any kind against the Company and to the Company's knowledge no occurrences or events which have, or might reasonably be expected to have, a material adverse effect on the Company's intended business.

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(g)  Contracts. The Company is not a party to any contract, nor is the Company a
     --------- party to any written or oral commitment for capital expenditures except as contemplated by this Agreement. The Company is not a party to, nor is its property bound by any written or oral, express or implied, agreement, contract or other contractual obligation including, without limitation, any real or personal property leases, any employment agreements, any consulting agreements, any personal services agreements or any other agreements that require the Company to pay any money or deliver any assets or services. The Company has in all material respects performed all obligations required to be performed by it to date and is not in default in any material respect under any agreements or other documents to which it was a party.

(h) Finder's Fees. The Company is not, and on the Closing Date, will not be -------------- liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

(i)  Books and Records. The books and records of the Company are complete and
     -------------------
     correct, are maintained in accordance with good business practice and accurately present and reflect in all material respects, all of the transactions therein described. To the best of the Company's knowledge, there have been no transactions involving the Company or its shareholders which properly should have been set forth therein and which have not been accurately so set forth.

(j) Taxes and Tax Returns. All taxes owed by the Company in any jurisdiction --------------------- prior to and at the closing date have been paid.

(k)  OTC-BB Listing. The Company Common Stock is fully listed for trading and
     ---------------
     can trade immediately on the OTC-Bulletin Board market under the symbol "ZNNO".

(l) Disclosure. The Company has and at the Closing Date it will have, disclosed ------------ all events, conditions and facts materially affecting the business and prospects of the Company. The Company has not now and will not have at the Closing Date, withheld knowledge of any such events, conditions and facts which it knows, or has reasonable grounds to know, may materially affect the Company's business and prospects. Neither this Agreement, nor any certificate, exhibit, schedule or other written document or statement, furnished to the Stockholders by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading

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         2.       SELLING SHAREHOLDERS' REPRESENTATIONS

                  Vendor   Agent,   on  behalf  of  the  Selling   Shareholders,
represents and warrants to the Purchasing Shareholders now and at Closing (as defined below) that:

(a) the Selling Shareholders are the registered and beneficial owners of the Shares which are validly issued and free and clear of all liens, charges and encumbrances;

(b) the Selling Shareholders have good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal title and beneficial ownership of the Shares to the Purchasing Shareholders;

(c) no person, firm or corporation has any written or verbal agreement or option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase of the Shares; and

(d)  the Vendor Agent has no knowledge of any:

                           (i) actions, suits investigations or proceedings which could affect any of the Shares which are in progress, pending or threatened;

                           (ii) outstanding judgments of any kind against any of the Shares; or

                           (iii) occurrences or events which have, or might reasonably be expected to have, a material adverse effect on any of the Shares.

         3.       PURCHASER'S REPRESENTATIONS

                  ACROPOLIS INVESTMENT HOLDINGS, LLC on behalf of the Purchasers, warrants and represents to the Selling Shareholders that the Purchasers have good and sufficient right to enter into this Agreement on the terms and conditions herein set forth.

         4.       EFFECT OF REPRESENTATIONS

         4.1 The representations and warranties of the Vendor Agent, Selling Shareholders, the Company and the Purchasers (the "Parties") set out above form a part of this Agreement and are conditions upon which the Parties have relied in entering into this Agreement and shall survive the acquisition of the Shares by the Purchasers.

         4.2 The Parties will indemnify and hold each other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

         5.       SALE OF SHARES

         5.1 Upon execution of this Agreement, the Vendor Agent shall have deposited or shall forthwith deposit the following with the Trustee:

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(a)  certificates representing the Shares in negotiable form (the
     "Certificates");

(b)  undated resignations from each director and officer of the Company;

(c)  the minute books and all corporate and accounting records of the Company;
     and

(d) undated resolutions of the Company's Board of Directors appointing the Purchasers' nominees as directors of the Company.

         5.2 The Purchasers shall deliver to the Trustee an aggregate of $750,000 (the "Funds") forthwith upon the execution of this Agreement.

         6.       CLOSING

                  The sale and purchase of the Shares shall be closed at the office of Gregory S. Yanke Law Corporation, 675 West Hastings Street, Suite 200, Vancouver, British Columbia at 11:00 A.M. (Vancouver time) on March 7, 2005 or on such other date or at such other place as may be agreed upon by the parties (the "Closing Date" or "Closing"). The Parties hereby contemplate that a formal Closing will not be necessary if the Trustee receives all Closing documents prior to the Closing Date.

         7.       ACTIONS BY THE PARTIES PENDING CLOSING

                  From and after the date hereof and until the Closing Date, the Vendor Agent on behalf of the Selling Shareholders, the Company and the Purchasers covenant and agree that:

(a) the Purchasers, and its authorized representatives, shall have full access during normal business hours to all information and documentation with respect to the Company as the Purchasers may reasonably request; and

(b) the Company shall not enter into any contract or commitment without the prior written consent of the Purchasers and will continue to operate the Company in the ordinary course of business.

         8.       CONDITIONS PRECEDENT TO THE SELLING SHAREHOLDERS
                  OBLIGATIONS

                  Each and every obligation of the Vendor Agent on behalf of the Selling Shareholders, to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Vendor Agent:

(a) the representations and warranties made by the Purchasers in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date; and

(b) the Purchasers having delivered an aggregate of $700,000 to the Trustee in accordance with Paragraph 5.2.

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         9.       CONDITIONS PRECEDENT TO PURCHASERS OBLIGATIONS

                  Each and every obligation of the Purchasers to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the X:

(a) the representations and warranties made by the Vendor Agent, Selling Shareholders and the Company in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

(b)  the Vendor Agent having delivered to the Trustee:

                           (i)      the Certificates;

                           (ii) undated resignations from each director and officer of the Company;

                           (iii) the minute books and all corporate and accounting records of the Company; and

                           (iv) a copy of resolutions of the Company's Board of Directors appointing the Purchasers'
                                    nominees   as   directors   of  the  Company
                                    (collectively, the "Vendor Documents").

(c)  the Company having performed the following:

                           (i) obtained all shareholder approvals necessary for the sale of the Company's common shares as contemplated herein.

         10.      DELIVERY OF DOCUMENTS AT CLOSING

                  Provided that all conditions precedent in paragraph 8 and 9 have been satisfied or waived in writing, the Trustee shall be authorized, at Closing, to deliver the Funds to the Vendor Agent and to deliver the Vendor Documents to the Purchasers.

         11.      TERMINATION

         11.1 The Vendor Agent on behalf of the Selling Shareholders, shall have the right to terminate this Agreement, upon delivery of written notice to the other parties, if the Purchasers fail to comply with their obligations set out in paragraphs 5.2 and/or 8 within the time periods specified therein.

         11.2 ACROPOLIS INVESTMENT HOLDINGS, LLC on behalf of the Purchasers, shall have the right to terminate this Agreement, upon delivery of written notice to the other parties, if the Vendor Agent fails to comply with its obligations set out in paragraphs 5.1 and/or 9 prior to the closing.

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         11.3 ACROPOLIS  INVESTMENT  HOLDINGS,  LLC on behalf of the Purchasers, shall have the right to terminate this Agreement, upon delivery of written notice to the other parties, if the Company fails to comply with its obligations set out in paragraphs 5.1 and/or 9 prior to the closing.

         11.4 Upon termination by either party hereto, Trustee shall, within 48 hours, reconvey all Funds to Acropolis.

         12.      INDEMNIFICATION OF TRUSTEE

         12.1 The parties agree that in consideration of the Trustee agreeing to act as trustee as aforesaid, they do hereby covenant and agree from time to time and at all times hereafter, to save, defend and keep harmless and fully indemnify the Trustee, its successors and assigns, from and against all loss, costs, charges, damages, and expenses which the said Trustee, its successors and assigns may at any time or times hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as trustee pursuant to this Agreement.

         12.2 It is further agreed by and between the parties hereto, and without restricting the foregoing indemnity, that in case proceedings should hereafter be taken in any Court respecting the Shares hereby placed in trust, the Trustee shall not be obliged to defend any such action or submit its rights to the Court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against its costs of such proceedings.

         12.3 The Vendor Agent confirms that it shall be solely responsible for paying the fees and disbursements of the Trustee.

         13.      FURTHER ASSURANCES

                  The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

         14.      ENTIRE AGREEMENT

                  This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the trust conditions described in this Agreement.

         15.      AMENDMENT AND WAIVERS.

                  Any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) when evidenced by a writing executed by the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement.

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         16.      NOTICE

         16.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered or sent by facsimile to the address of such party as set out on page one of this Agreement.

         16.2 Either party may from time to time by notice in writing change its address for the purpose of this section.

         17.      TIME OF ESSENCE

                  Time shall be of the essence of this Agreement.

         18.      TITLES

                  The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

         19.      CURRENCY

                  All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United States of America.

         20.      SEVERABILITY

                  If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         21.      SURVIVAL

                  The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchasers and the closing of the transactions contemplated hereby.

         22.      APPLICABLE LAW

                  The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the Province of British Columbia. The Parties agree to attorn to the jurisdiction of the Courts of the Province of British Columbia.

         23.      ENUREMENT

                  This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

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         IN WITNESS  WHEREOF this  Agreement has been executed as of the day and year first above written.


SELLING SHAREHOLDERS:                         PURCHASING SHAREHOLDERS:

By:  Vendor Agent                         By: ACROPOLIS INVESTMENT HOLDINGS, LLC

       By: /s/ Linda Smith                    By:   /s/ Aaron Lamkin
       -------------------------              ----------------------
       Linda Smith                            Aaron Lamkin, Principal


ZENO, INC.

By:  /s/ Frank McGill
     -------------------------------
         Frank McGill, President





TRUSTEE:

GREGORY S. YANKE LAW CORPORATION

per: /s/ Greg Yanke

GREG YANKE
President


                                   EXHIBIT "A"


The Selling Shareholders are:

                  Linda Smith                        2,000,000 shares
                  Frank McGill                       2,000,000 shares